ANNUAL REPORT TO SHAREHOLDERS



COMMONWEALTH
CASH RESERVE FUND







                                        ANNUAL REPORT
                                        March 31, 2001




                                        Commonwealth Cash Reserve Fund, Inc.
                                        P.O. Box 1192
                                        Richmond, Virginia 23209-1192
                                        (800) 338-3383





This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The prospectus can be obtained from the Fund's Distributor. The prospectus provides more complete information including charges and expenses. Please read it carefully before investing.


Investment Adviser
Public Financial Management, Inc.
Governor's Plaza North
2101 North Front Street
Building 3, Suite 200
Harrisburg, Pennsylvania 17110


Custodian
State Street Bank & Trust Company
301 North Church Street
Winston-Salem, NC 27101


Administrator and Transfer Agent
Public Financial Management, Inc.
Governor's Plaza North
2101 North Front Street
Building 3, Suite 200
Harrisburg, Pennsylvania 17110


Distributor
Commonwealth Financial Group, Inc.
38 Cohasset Lane
Cherry Hill, New Jersey  08003


Independent Auditors
Ernst & Young LLP
Two Commerce Square, Suite 4000
2001 Market Street
Philadelphia, Pennsylvania 19103


Co-Counsel
McGuireWoods LLP
One James Center
901 E. Cary Street
Richmond, Virginia 23219


Laura Anne Corsell, Esq.
7307 Elbow Lane
Philadelphia, Pennsylvania 19119



ANNUAL REPORT
March 31, 2001



Commonwealth Cash Reserve Fund, Inc.
P.O. Box 1192
Richmond, Virginia 23209-1192
(800) 338-3383



                   Report of Independent Auditors


To the Shareholders and Board of Directors of the Commonwealth Cash Reserve Fund, Inc.

We have audited the accompanying statement of net assets of the Commonwealth Cash Reserve Fund, Inc. (the "Fund") as of March 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of two years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the years presented through March 31, 1998 were audited by other auditors whose report dated April 24, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at March 31, 2001, the results of operations for the year then ended, the changes in net assets and the financial highlights for each of the two years in the period then ended, the changes in net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.



s/ Ernst & Young LLP

ERNST & YOUNG LLP
April 27, 2001


















                   Message to our Shareholders




We are pleased to present the annual report for the Commonwealth Cash Reserve Fund for the period ended March 31, 2001.

The Fund's fiscal year began with a sizzling economy that pushed interest rates to five-year highs. At the end of a decade of growth, the pace of expansion seemed to accelerate on the tide of new technology. Gross domestic product grew at an annual rate of 5.2% in the first half of 2000 while, productivity improved at levels normally not seen in a mature business cycle. Bullish investors had pushed stocks up to all time highs even though the Federal Reserve continued to move the overnight bank-lending rate higher, reaching 6.50% on May 16. The second half of the year proved how quickly the market can change, as the markets reversed course as both stocks and interest rates began a sustained decline that has continued into 2001.



Commencing on January 3, 2001, the Federal Reserve reduced the Federal Funds rate in five separate 1/2 point moves to 4.00% with the latest ease occurring on May 15, 2001. In the Federal Reserve Open Market Committee's
(FOMC) statements from the last two eases, the Fed said "risks are weighted mainly toward conditions that may generate weakness in the foreseeable future". The recent FOMC statements have clearly placed the potential for further economic weakness as a greater priority than inflation pressures.

The sharp rise in interest rates in the beginning of the Fund's fiscal year and the subsequent sharp fall in interest rates offers challenges for portfolio managers. We are pleased to report that in the last year, as in every year since inception, the Commonwealth Cash Reserve Fund portfolio fared well offering participants an attractive return and stable net asset value. In recognition of the Fund's prudent and conservative approach, Standard & Poor's has recently upgraded the Fund's rating to "AAAm".



The year ahead offers a new set of challenges. After a decade of uninterrupted growth, the economy seems to be setting a new course. A slew of bearish economic reports in recent months suggest that the economic slow-down has not yet ended. At the same time, inflation measures have trended up somewhat from the 2-2.5% annual increases of 1999 to the range of 3.5% and the stock market, which lost significant value in 2000, is off to a rocky start. While the current situation may seem uncertain, we expect to follow the approach we have used successfully for years, to continue to provide value to our participants. We continue to focus both on credit quality and the maintenance of an appropriate average maturity especially given the inverted yield curve.
As we have done over the last fiscal year, we will extend the portfolios modestly to gain additional income where market conditions are appropriate.

As we enter the new fiscal year, we are prepared for possible Federal Reserve interest rate moves and will continue to produce safe, high yielding investments for the Commonwealth Cash Reserve Fund's participants.




                   Commonwealth Cash Reserve Fund, Inc.

                        Statement of Net Assets
                            March 31, 2001


                                       Face
                                      Amount          Maturity     Value
                                       (000)    Rate    Date       (000)
BANKERS' ACCEPTANCES (11.5%)

Rabobank (NY)                         $5,000   5.54%   4/02/01  $  4,999
Bank of America Corporation            2,000   6.01%   4/03/01     1,999
Fleet National Bank                    7,000   4.87%   4/18/01     6,984
Fleet National Bank                    1,000   5.53%   4/19/01       997
Rabobank (NY)                          5,000   5.17%   4/24/01     4,984
Bank of America Corporation            3,000   4.97%   4/27/01     2,989
Chase Manhattan                          943   6.37%   6/04/01       933
Fleet National Bank                    1,500   4.95%   6/07/01     1,486
Fleet National Bank                    1,000   4.94%   6/14/01       990
Bank of America Corporation            1,657   5.31%   6/25/01     1,636
Bank of America Corporation            1,253   5.25%   7/10/01     1,236

TOTAL BANKERS' ACCEPTANCES  (Cost $29,233)                        29,233


CERTIFICATES OF DEPOSIT (15.0%)

Deutsch Bank (NY)                      8,000   4.95%   4/11/01     8,003
Commerzbank, AG (NY)                   4,000   6.53%   4/20/01     4,000
Credit Suisse First Boston            10,000   5.00%   4/26/01    10,000
Commerzbank, AG (NY)                   2,000   6.85%   4/27/01     2,000
Royal Bank of Canada                  10,000   6.36%   5/22/01    10,011
Commerzbank, AG (NY)                   3,950   6.90%   7/23/01     3,952

TOTAL CERTIFICATES OF DEPOSIT (Cost $37,966)                      37,966


COMMERCIAL PAPER (32.9%)

UBS Finance (Delaware) LLC             5,000   5.07%   4/04/01     4,998
Salomon Smith Barney Holdings, Inc.   10,000   5.18%   4/05/01     9,994
Centric Capital Corporation            5,000   6.54%   4/19/01     4,984
Societe Generale                      10,000   5.15%   4/27/01     9,963
Sweetwater Capital Corporation         7,500   5.02%   4/30/01     7,470
Morgan Stanley Dean Witter & Company  10,000   5.16%   5/02/01     9,956
Dresdner Bank AG (NY)                  6,000   5.08%   5/08/01     5,969
Goldman Sachs Corporation              5,000   6.17%   5/11/01     4,967
Centric Capital Corporation            5,000   5.02%   5/18/01     4,967
JP Morgan & Company, Inc.             10,000   4.85%   5/21/01     9,933
Prudential Funding Corporation        10,000   5.02%   6/06/01     9,909

TOTAL COMMERICAL PAPER (Cost  $83,110)                            83,110


CORPORATE NOTES (3.8%)

Wal-Mart Stores, Inc.                  1,500   7.02%   4/01/01     1,500
General Electric Capital Corporation   5,000   6.48%   4/30/01     4,998
General Electric Capital Corporation   3,050   6.70%   9/17/01     3,045

TOTAL CORPORATE NOTES (Cost $9,543)                                9,543


U.S. GOVERNMENT AND AGENCY
 OBLIGATIONS (22.0%)

Federal Home Loan Mortgage
 Corporation Discount Notes            8,690   5.12%   4/03/01     8,688
Federal Home Loan Bank
 Corporation Notes                     8,500   5.32%   4/17/01     8,499
Federal Home Loan Bank
 Corporation	Notes                  1,700   6.68%   4/26/01     1,700
Federal Home Loan Mortgage
 Corporation Discount Notes           10,867   4.92%   4/24/01    10,833
Federal National Mortgage
 Association Discount Notes           10,000   5.30%   4/27/01     9,962
Federal Home Loan Mortgage
 Corporation Discount Notes           13,878   4.99%   5/01/01    13,821
Federal National Mortgage
 Association Discount Notes            2,000   6.15%   5/10/01     1,987

TOTAL U.S. GOVERNMENT AND AGENCY
 OBLIGATIONS (Cost $55,490)                                       55,490


REPURCHASE AGREEMENTS (13.9%)

Goldman Sachs Corporation             35,000   5.04%   4/03/01    35,000
 (Dated 3/28/01, repurchase price
 $35,029,400, Collateralized by
 Federal National Mortgage
 Association	Certificate 6.0%
 maturing 4/1/31, market value
 $35,750,000)


TOTAL REPURCHASE AGREEMENTS (Cost $35,000)                        35,000

TOTAL INVESTMENTS (99.1%) (Cost $250,342)                        250,342



OTHER ASSETS AND LIABILITIES (0.9%)                               $2,160

NET ASSETS (100%)


Applicable to 252,501,964 outstanding
 shares of beneficial interest (500,000,000
 shares authorized - no par value)                              $252,502



NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE                                         $1.00

AT MARCH 31, 2001, NET ASSETS CONSISTED OF:


                                                 Amount           Per
                                                 (000)           Share

Paid in Capital                                $252,502          $1.00
Undistributed Net Investment Income                -               -
Accumulated Net Realized Gain                      -               -
Unrealized Appreciation (Depreciation)
 of Investments                                    -               -
NET ASSETS                                     $252,502          $1.00



The accompanying notes are an integral part of these financial statements.






                         Statement of Operations
                        Year Ended March 31, 2001

                                                                   (000)
INVESTMENT INCOME

	Interest                                                       $ 12,564


EXPENSES

	Management Fees                                                     332
	Custodian Fees                                                       39
	Distribution Fees                                                    38
	Legal Fees                                                           21
	Audit Fees                                                           12
	Directors Fees and Expenses                                          10
	Insurance, Registration Fees and Other                               16
	Expenses waived by Investment Advisor and Distributor	           (174)

        Total Expenses                                                      294

        Net Investment Income                                            12,270
        Net Realized Gains on Investments
        Net Increase in Net Assets
          Resulting from Operations                                    $ 12,317




                    Statements of Changes in Net Assets

                                                   Year Ended March 31,

                                                    2001          2000
                                                    (000)         (000)

INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS

Net Investment Income                           $  12,270      $   7,615
Net Realized Gains on Investments                      47              -

Net Increase in Net Assets                      $  12,317      $   7,615

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net Investment Income                             (12,270)        (7,615)
Net Realized Gains on Investments                     (47)             -

    Total Distributions                           (12,317)        (7,615)


CAPITAL SHARE TRANSACTIONS
  (at $1.00 per share)

Issued                                            644,868        403,237
Redeemed                                         (540,391)      (388,875)
Distributions Reinvested                           12,317          7,615

Net Increase from Capital Share Transactions      116,794         21,977

    Total Increase in Net Assets                  116,794         21,977

NET ASSETS

Beginning of Year                                 135,708        113,731

End of Year                                      $252,502       $135,708

The accompanying notes are an integral part of these financial statements.



                          Financial Highlights


                                             Year Ended March 31,

For a Share Outstanding            2001     2000     1999     1998     1997
Throughout Each Year

NET ASSET VALUE,
 BEGINNING OF YEAR               $1.000   $1.000   $1.000   $1.000   $1.000

INCOME FROM INVESTMENT
 OPERATIONS

  Net Investment Income           0.062    0.053    0.052    0.054    0.053
  Net Realized Gains on
    Investments                      -        -     0.001    0.001       -

TOTAL FROM INVESTMENT
 OPERATIONS                       0.062    0.053    0.053    0.055    0.053

LESS: DISTRIBUTIONS

  Net Investment Income          (0.062)  (0.053)  (0.052)  (0.054)  (0.053)
  Net Realized Gains on
   Investments                       -        -    (0.001)  (0.001)      -

TOTAL DISTRIBUTIONS              (0.062)  (0.053)  (0.053)  (0.055)  (0.053)

NET ASSET VALUE, END OF YEAR     $1.000   $1.000   $1.000   $1.000   $1.000

Total Return                      6.46%    5.43%    5.40%    5.68%    5.43%

Ratios/Supplemental Data

Net Assets, End of Year (000)  $252,502 $135,708 $113,731 $120,359 $116,183

Ratio of Expenses to
 Average Net Assets               0.15%    0.15%    0.15%    0.15%    0.15%

Ratio of Expenses to
 Average Net Assets
 before Fee Waivers               0.24%    0.25%    0.25%    0.25%    0.28%

Ratio of Net Investment
 Income to  Average Net Assets    6.24%    5.34%    5.28%    5.54%    5.31%

Ratio of Net Investment Income
 to Average before Fee Waivers    6.15%    5.24%    5.18%    5.44%    5.18%


The accompanying notes are an integral part of these financial statements.





                     Notes to Financial Statements

   ORGANIZATION

A.	The Commonwealth Cash Reserve Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end investment company and was organized as a Virginia corporation on December 8, 1986. The Fund provides comprehensive investment management to counties, cities, towns, political subdivisions, public bodies and institutions, such as universities, hospitals and not-for-profit organizations. The Fund invests in short-term debt instruments issued by the U.S. government or it

  	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

B.	The following significant accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The significant accounting policies

   1. Securities held are stated at amortized cost, which approximates fair value at March 31, 2001. It is the Fund's policy to compare amortized cost and fair value of securities weekly and as of the last business day of each month.

   2. Security transactions are accounted for on the trade date. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Interest income is recorded using the accrual method. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities.

   3. Dividends from net investment income and net realized gains on investments are declared daily and reinvested in each participant's account by the purchase of additional shares of the Fund on the last day of each month.

   4. The Fund invests cash in repurchase agreements secured by U.S. Government and Agency obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of each agreement require that the market value of the collateral including accrued interest thereon, is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of

   5. The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. At March 31, 2001, the cost of securities for federal income tax purposes is the same as the amounts reported for financial reporting purposes.


   FEES AND CHARGES

C.	Public Financial Management, Inc. ("PFM"), an investment advisory firm, provides investment advisory, administration, and transfer agent services to the Fund, pursuant to separate agreements with the Fund expiring
   November 21, 2001.   Fees for investment advisory services are calculated
   at an annual rate of .12% of the average daily net assets of the Fund up to $200 million, .10% on the next $200 million, .09% on the next $200 million and .08% on such assets in excess of $600 million. Fees for the administration services are calculated at an annual rate of .05% of average daily net assets. Fees for transfer agent fees charged for the year ended March 31, 2001. PFM waived $168,000 of its fees under the advisory and administration agreements so that the aggregate operating expenses of the Fund would not exceed .15% of the Fund's average net assets for the Fund's fiscal year ended March 31, 2001. Fees paid to PFM, after such waivers represented .08% of average net assets for the fiscal year ended March 31, 2001.

   The Fund has adopted an Amended and Restated Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 of the Investment Company
   Act of 1940, which permits the Fund to bear certain expenses in connection with the distribution of its shares, provided the requirements of the Rule are met. Commonwealth Financial Group, Inc.
   (the "Distributor") serves as the Fund's Distributor pursuant to a distribution agreement with the Fund. The President and a director of the Fund is the President and sole shareholder of the Distributor.
   The Distribution Plan authorizes the Fund to reimburse the Distributor for expenses incurred by the Distributor in connection with the sale, promotion and distribution of Fund shares, in an amount not to exceed .25% of the Fund's average daily net asset value in any year. Any payments made under the Plan shall be made only as determined from time to time by the Board of Directors. For the year ended March 31, 2001 total payments made to the Distributor under the Plan were $32,100, after waiving fees of $6,000. During the year ended March 31, 2001, the Fund paid approximately $10,000 for legal services of a law firm of which the Secretary of the Fund is a Partner.

D.	Under Governmental Accounting Standards ("GAS"), state and local governments, including school districts and other municipal entities, are required to classify their investments, excluding pools managed by governments or investment funds similar to the Fund in prescribed categories of credit risk. Although the Fund is not subject to GAS, its March 31, 2001 investments have been classified for the information of the participants as Category 1 investments. Category 1 includes investments that are insured or registered or are held by the Fund or its agent in the Fund's name. Category 2 includes uninsured and unregistered investments held by the broker's or dealer's trust department or agent in the Fund's name. Category 3 includes uninsured and unregistered investments held by the broker's or dealer's trust department or agent but not in the Fund's name.